                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                            ________________________

                                    FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  October 2, 1997

                              At Home Corporation
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             (Exact name of Registrant as specified in its charter)

                                  Delaware
           -------------------------------------------------------
                (State or other jurisdiction of incorporation)

         000-22697                                  77-0408542
     -------------------                          --------------
     (COMMISSION                                 (IRS EMPLOYER
      FILE NUMBER)                                IDENTIFICATION NO.)

               425 Broadway, Redwood City, California      94063
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              (Address of principal executive offices)  (Zip code)

                                (650) 569-5000
           -------------------------------------------------------
              (Registrant's telephone number, including area code)

                                Not Applicable
           -------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS

          Effective October 2, 1997, the Registrant entered into a Letter Agreement and Term Sheet with Cablevision Systems Corporation ("Cablevision"), CSC Parent Corporation ("CSC Parent"), Comcast Corporation ("Comcast"), Cox Enterprises, Inc. ("Cox"), Kleiner, Perkins, Caufield & Byers and Tele-Communications, Inc. ("TCI") (the "Agreement"). The Agreement provides that Cablevision will enter into a Master Distribution Agreement for the distribution of the Registrant's @Home service on substantially the same terms and conditions as TCI, Comcast and Cox. The Agreement provides for the issuance to Cablevision and CSC Parent of a warrant to purchase up to 7,875,784 shares of the Registrant's Series A Common Stock at an exercise price of $.50 per share (the "Warrant"). The Warrant is immediately exercisable, subject to the receipt of all necessary governmental consents or approvals. The Agreement also provided for the issuance of a warrant to purchase up to 3,071,152 shares of the Registrant's Series A Common Stock at an exercise price of $.50 per share under certain conditions (the "Contingent Warrant"). The Contingent Warrant is not immediately exercisable and will become exercisable as and to the extent certain cable television systems are transferred from TCI and its controlled affiliates to CSC, CSC Parent or their controlled affiliates. Copies of the Agreement, the related Warrant Purchase Agreement, the Warrant and the Contingent Warrant are filed as Exhibits 10.01 through 10.04 hereto and are incorporated herein by reference.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
            AND
            EXHIBITS


      (c)   Exhibits

        Exhibit Number     Exhibit
        --------------     -------
        10.01              Letter Agreement and Term Sheet among the Registrant,
                           Cablevision Systems Corporation, CSC Parent
                           Corporation, Comcast Corporation, Cox Enterprises,
                           Inc., Kleiner, Perkins, Caufield & Byers and Tele-
                           Communications, Inc., dated as of October 2, 1997

        10.02 Warrant Purchase Agreement between the Registrant and Cablevision Systems Corporation, dated October 10, 1997

        10.03 Warrant to Purchase Shares of Series A Common Stock of the Registrant issued to CSC Parent Corporation, dated October 10, 1997

        10.04 Contingent Warrant to Purchase Shares of Series A Common Stock of the Registrant issued to CSC Parent Corporation, dated October 10, 1997

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

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      At Home Corporation


                                          /s/ Kenneth A. Goldman
Date:  October 21, 1997               By:_________________________
                                         Kenneth A. Goldman,
                                         Senior Vice President and
                                         Chief Financial Officer

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

                               INDEX TO EXHIBITS


        Exhibit Number     Exhibit
        --------------     -------
        10.01              Letter Agreement and Term Sheet among the Registrant,
                           Cablevision Systems Corporation, CSC Parent
                           Corporation, Comcast Corporation, Cox Enterprises,
                           Inc., Kleiner, Perkins, Caufield & Byers and Tele-
                           Communications, Inc., dated as of October 2, 1997

        10.02 Warrant Purchase Agreement between the Registrant and Cablevision Systems Corporation, dated October 10, 1997

        10.03 Warrant to Purchase Shares of Series A Common Stock of the Registrant issued to CSC Parent Corporation, dated October 10, 1997

        10.04 Contingent Warrant to Purchase Shares of Series A Common Stock of the Registrant issued to CSC Parent Corporation, dated October 10, 1997







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